EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I (FORMERLY PILGRIM ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable U.S. Government Securities Trust I, to ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.


                               ASTRA STRATEGIC INVESTMENT SERIES
                               on behalf of
                               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES
                               TRUST I

                               By:______________________________
                                  President

Attest:

_____________________________
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A (FORMERLY PILGRIM ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable U.S. Government Securities Trust I-A, to ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST I-A, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.

                               ASTRA STRATEGIC INVESTMENT SERIES
                               on behalf of
                               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES
                               TRUST I-A

                               By:______________________________
                                  President

Attest:

______________________________
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II (FORMERLY PILGRIM ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable U.S. Government Securities Trust II, to ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST II, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.

                               ASTRA STRATEGIC INVESTMENT SERIES
                               on behalf of
                               ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES
                               TRUST II

                               By:_______________________________
                                  President

Attest:

_______________________________
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

              ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV (FORMERLY PILGRIM ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable U.S. Government Securities Trust IV, to ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES TRUST IV, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.

                           ASTRA STRATEGIC INVESTMENT SERIES
                           on behalf of
                           ASTRA ADJUSTABLE U.S. GOVERNMENT SECURITIES
                           TRUST IV

                           By:______________________________
                              President

Attest:

___________________________
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

                    ASTRA ADJUSTABLE RATE SECURITIES TRUST I
              (FORMERLY PILGRIM ADJUSTABLE RATE SECURITIES TRUST I)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable Rate Securities Trust I, to ASTRA ADJUSTABLE RATE SECURITIES TRUST I, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.

                                     ASTRA STRATEGIC INVESTMENT SERIES
                                     on behalf of
                                     ASTRA ADJUSTABLE RATE SECURITIES TRUST I

                                     By:_____________________________
                                        President

Attest:

____________________________
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

                   ASTRA ADJUSTABLE RATE SECURITIES TRUST I-A
             (FORMERLY PILGRIM ADJUSTABLE RATE SECURITIES TRUST I-A)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable Rate Securities Trust I-A, to ASTRA ADJUSTABLE RATE SECURITIES TRUST I-A, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.

                                     ASTRA STRATEGIC INVESTMENT SERIES
                                     on behalf of
                                     ASTRA ADJUSTABLE RATE SECURITIES TRUST I-A

                                     By:______________________________
                                        President

Attest:

____________________________
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

                    ASTRA ADJUSTABLE RATE SECURITIES TRUST II

             (FORMERLY PILGRIM ADJUSTABLE RATE SECURITIES TRUST II)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable Rate Securities Trust II, to ASTRA ADJUSTABLE RATE SECURITIES TRUST II, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.


                                      ASTRA STRATEGIC INVESTMENT SERIES
                                      on behalf of
                                      ASTRA ADJUSTABLE RATE SECURITIES TRUST II

                                      By:_______________________
                                         President

Attest:

----------------------
Secretary

                                  EXHIBIT 15-D

                    AMENDED AND RESTATED DISTRIBUTION PLAN OF

                    ASTRA ADJUSTABLE RATE SECURITIES TRUST IV

             (FORMERLY PILGRIM ADJUSTABLE RATE SECURITIES TRUST IV)

     We hereby amend this Distribution Plan to reflect a change in the name of the fund from Pilgrim Adjustable Rate Securities Trust IV, to ASTRA ADJUSTABLE RATE SECURITIES TRUST IV, effective April 10, 1995, and we further amend this Distribution Plan to reflect a change in the name of the underwriter from Pilgrim Distributors Corp. to ASTRA FUND DISTRIBUTORS CORP., effective April 10, 1995.

                                       ASTRA STRATEGIC INVESTMENT SERIES
                                       on behalf of
                                       ASTRA ADJUSTABLE RATE SECURITIES TRUST IV

                                       By:_______________________
                                          President

Attest:

----------------------
Secretary